UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported November 9, 2015

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RADNET, Inc.

(Exact name of registrant as specified in its Charter)

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Delaware	0-19019	13-3326724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 Cotner Avenue
Los Angeles, California 90025
(Address of Principal Executive Offices) (Zip Code)

(310) 478-7808
(Registrant’s Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 9, 2015 RadNet, Inc. (“RadNet”) issued a press release and held a conference call regarding our financial results for the quarter ended September 30, 2015. A copy of the press release is furnished as Exhibit 99.1 and a copy of the transcript of the conference call is furnished as Exhibit 99.2 to this Current Report.

The information in this Current Report, including Exhibit 99.1 and Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report, including Exhibit 99.1 and Exhibit 99.2 shall not be incorporated by reference into any registration statement or other document filed with the Commission.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated November 9, 2015 relating to RadNet, Inc.’s financial results for the quarter ended September 30, 2015.

99.2	Transcript of conference call.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2015	RADNET, INC.

By: /s/ Jeffrey L. Linden Name: Jeffrey L. Linden Title: Executive Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 9, 2015

99.2	Transcript of conference call.

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